UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of principal executive offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Effective as of July 31, 2008, Multi-Fineline Electronix (Suzhou) Co., Ltd. (“MFC1”), a subsidiary of Multi-Fineline Electronix, Inc. (the “Company”), entered into a Comprehensive Credit Line Agreement (the “MFC1 Credit Line”) with Shanghai Pudong Development Bank Suzhou Branch (“SPDB”), providing for a line of credit to MFC1 in an amount of RMB 75,000,000, and Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. (“MFC2”), also a subsidiary of the Company, entered into a Comprehensive Credit Line Agreement (the “MFC2 Credit Line”) with SPDB, providing for a line of credit to MFC2 in an amount of RMB 75,000,000. Each of the MFC1 and MFC2 Credit Lines will mature on July 31, 2009. SPDB has the right to adjust the MFC1 and MFC2 Credit Lines and the duration of such credit in the event of certain specified events.

MFC1 and MFC2 also entered into Collaboration Agreements (the “MFC1 Collaboration Agreement” and “MFC2 Collaboration Agreement”) with SPDB, which set forth certain material terms of the MFC1 Credit Line and the MFC2 Credit Line. Pursuant to such agreements, for so long as MFC1 or MFC2, as applicable, has at least U.S. $3 million on deposit with SPDB, the interest rate under the applicable Credit Line will be LIBOR (4.478% at July 31, 2008), minus 15 basis points. Otherwise, interest shall be determined within the scope ruled by the People’s Bank of China and if there is no such rule, as determined by SPDB. A copy of each of the MFC1 Credit Line, MFC2 Credit Line, MFC1 Collaboration Agreement and MFC2 Collaboration Agreement are attached hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.41	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

10.42	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

10.43	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

10.44	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 6, 2008	MULTI-FINELINE ELECTRONIX, INC.

	By:	/s/ Reza Meshgin
Reza Meshgin
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.41	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

10.42	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

10.43	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

10.44	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2008.

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